UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

Sixth Street Lending Partners

(Exact name of registrant as specified in charter)

Delaware	814-01543	88-1710161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX	75201
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (469) 621-3001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2026, Joshua Easterly, the Chairman of the Board of Trustees (the “Board”) of Sixth Street Lending Partners (“we,” “us,” “our,” or the “Company”), notified the Company of his decision to resign from the Board, effective May 21, 2026.

Mr. Easterly has decided to retire from Sixth Street Partners, LLC (“Sixth Street”), as of June 30, 2026.

Mr. Easterly’s decision to resign as a Trustee is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Board intends to appoint a successor Chairman of the Board on or about May 21, 2026.

Item 7.01. Regulation FD Disclosure.

A copy of Chief Executive Officer Robert “Bo” Stanley’s internal letter to the Sixth Street Direct Lending team, dated February 23, 2026 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Sixth Street Lending Partners Advisers, LLC, a Delaware limited liability company (the “Adviser”), is our investment adviser. Robert “Bo” Stanley has been named Co-Chief Investment Officer of the Adviser and Joshua Easterly will step down as Co-Chief Investment Officer as of June 30, 2026. Our investment team continues to be led by Mr. Stanley, Co-Head of Direct Lending Michael Griffin, and our Adviser’s Co-Founding Partner, Chief Executive Officer, and Co-Chief Investment Officer Alan Waxman, all of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions continue to be made by our Investment Review Committee, which includes senior personnel of our Adviser and Sixth Street.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Letter of Robert (“Bo”) Stanley, dated February 23, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET LENDING PARTNERS
(Registrant)

Date: February 23, 2026	By:	/s/ Ian Simmonds
		Name:	Ian Simmonds
		Title:	Chief Financial Officer